Exhibit 99.1

SANDRIDGE ENERGY, INC. ANNOUNCES THE DEPARTURE OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER AND APPOINTS SYLVIA K. BARNES AS AN INDEPENDENT

MEMBER OF THE BOARD OF DIRECTORS

OKLAHOMA CITY, February 8, 2018 – The independent directors of SandRidge Energy, Inc. (“SandRidge” or the “Company”) (NYSE: SD) today announced that, in light of our new strategic direction, discussions with large shareholders and robust deliberation among the independent members of the Board, now is the right time to begin transitioning to a new leadership team.

James Bennett, the Company’s President and Chief Executive Officer, will depart from the Company, effective February 8, 2018. Bill Griffin, who currently serves as an independent director, has agreed to serve as Interim President and Chief Executive Officer while the Company conducts a full review of internal and external candidates. While serving as the Interim President and Chief Executive Officer, Mr. Griffin will continue to serve as a member of the Board.

John V. Genova, Chairman of the Board, stated, “Over the past five years as Chief Executive Officer, James Bennett guided the Company through a challenging period of financial distress. However, as the Company moves forward in a new strategic direction, the Board has determined that the time has come to transition to new leadership. The Board thanks James for his service to the Company.”

Mr. Genova continued, “Bill Griffin has extensive senior management, operational and technical experience in the exploration and production industry as well as intimate knowledge of the Company through his service as an independent director. Having personally served on the Board with Bill since October 2016, I am highly confident in his ability as to perform as SandRidge’s Interim Chief Executive Officer.”

Julian Bott, the Company’s Chief Financial Officer, will also depart from the Company, effective at the close of business on the date of filing the Company’s 2017 Annual Report on Form 10-K. Mike Johnson, the Company’s Chief Accounting Officer, has agreed to serve as Interim Chief Financial Officer.

Mr. Genova noted, “The Board thanks Mr. Bott for his important role on the Company’s management team and for establishing a strong financial footing following the Company’s emergence from Chapter 11 reorganization. We wish him well in his future endeavors.”

Mr. Genova continued, “Mr. Johnson’s extensive senior management and accounting experience in the exploration and production industry, including his long service as Chief Accounting Officer of Chesapeake Energy, provides an excellent background to serve as Interim Chief Financial Officer under the Company’s new strategic direction.”

John Suter will continue in his role as Chief Operating Officer and Philip Warman will remain as General Counsel with an expanded role as an Executive Vice President.

The Board has accepted the recommendation of its Nominating and Governance Committee to appoint Sylvia K. Barnes as an independent member of the Board. The Board will continue to have four independent directors with the appointment of Ms. Barnes, who has valuable experience in capital markets, the energy industry and serving as a director on a public board. Ms. Barnes will replace Mr. Griffin on the Company’s Compensation and Audit Committees.

123 Robert S. Kerr Avenue, Oklahoma City, OK 73102 • Phone 405.429.5500, Fax 405.429.5977 • www.SandRidgeEnergy.com

Mr. Genova, who serves as the Chair of the Nominating and Governance Committee, noted, “Following extensive due diligence of Ms. Barnes and an assessment of other potential candidates, we selected Ms. Barnes considering, among other things, her background in the financial and energy industries, her prior service as a public company director and the strength of her interviews and references. Ms. Barnes’ appointment also brings added and valuable diversity to our Board.”

Ms. Barnes is a Principal and owner of Tanda Resources LLC, a privately-held oil & gas investment and consulting company. From 2011 – 2015, Ms. Barnes served as Managing Director and Group Head for KeyBanc Capital Markets Oil & Gas Investment and Corporate Banking Group and was a member of the firm’s Executive Committee. Prior to joining KeyBanc, Ms. Barnes was Head of Energy Investment Banking at Madison Williams, and Managing Director at Merrill Lynch’s energy investment banking practice. She joined Merrill as part of the firm’s acquisition of Petrie Parkman & Co. From 1994—2000, Ms. Barnes worked as Managing Director and SVP for Nesbitt Burns, including serving as head of the firm’s U.S. energy investment banking group. Prior to that she worked in various capacities at Nesbitt Burns and its parent company, Bank of Montreal. As a banker Ms. Barnes devoted her career to serving companies in the upstream oil and gas sector and she successfully executed a variety of mergers, acquisitions and divestiture transactions, and advised on public and private equity offerings and private debt and equity placements. Ms. Barnes is a member of the board of directors of Halcon Resources Corporation and serves on the Audit and Reserves Committees. Ms. Barnes began her career as a reservoir engineer for Esso Resources. Ms. Barnes graduated from the University of Manitoba with a Bachelor of Science in Engineering (Dean’s List), was a licensed professional engineer in Alberta and earned a Masters of Business Administration in Finance from York University. Ms. Barnes’ experience provides her with valuable insights into corporate strategy, capital allocation, equity and debt financing and the assessment and management of risks faced by energy companies. Her qualifications to serve on the board include her extensive financial analysis and transaction experience and knowledge of the oil & gas industry.

About SandRidge Energy, Inc.

SandRidge Energy, Inc. (NYSE: SD) is an oil and natural gas exploration and production company headquartered in Oklahoma City, Oklahoma with its principal focus on developing high-return, growth-oriented projects in the U.S. Mid-Continent and Niobrara Shale.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain “forward-looking statements” under applicable securities laws, including the Private Securities Litigation Reform Act of 1995. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “predict,” “potential,” “pursue,” “outlook,” “continue,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future results regarding the benefits of the strategic initiatives announced, and future financial results and operational plans are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company’s control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements. Additional information concerning the risk factors faced by the Company is contained in SandRidge’s public filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, http://www.sec.gov. Each forward looking statement speaks only as of the date of the particular statement, and SandRidge undertakes no obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Important Additional Information

This communication does not constitute a solicitation of a vote or proxy. In connection with the Company’s 2018 Annual Meeting of Shareholders, the Company intends to file a proxy statement and white proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT,

ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the Company’s directors and executive officers in Company stock, restricted stock and options is included in the Company’s SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website www.sandridgeenergy.com in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2017 Annual Meeting of Shareholders and its Annual Report on Form 10-K for the year ended December 31, 2016. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.sandridgeenergy.com in the section “Investor Relations.”

CONTACT:

Johna Robinson

Investor Relations

SandRidge Energy, Inc.

123 Robert S. Kerr Avenue

Oklahoma City, OK 73102

+1 (405) 429-5515